                                  AMENDMENT NO. 6
                           TO LOAN AND SECURITY AGREEMENT


      This Amendment dated as of December 12, 1997, is entered into by and between Pico Macom, Inc., a Delaware corporation ("Debtor"), and HSBC
Business Loans, Inc., a Delaware corporation, as successor to Marine Midland Business Loans, Inc. ("Secured Party"), with reference to the following facts:

                                      RECITALS

     A. Secured Party is extending various secured financial accommodations to Debtor upon the terms of that certain Loan and Security Agreement dated as of May 25, 1994, as amended (the "Loan Agreement").

     B. Debtor and Secured Party desire to amend the Loan Agreement upon the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the foregoing and for the other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by each party hereto, Debtor and Secured Party hereby agree as follows:

     1. DEFINED TERMS. Unless otherwise specified herein, any capitalized terms defined in the Loan Agreement shall have the same respective meanings as used herein.

     2. INVENTORY SUB-LINE. With respect to Item 1(B) (ii) of the Schedule to the Loan Agreement, the sub-line for advances against Eligible Inventory is hereby increased from $5,500,000 to $6,500,000, and shall thereafter be reduced by $100,000 per month, commencing on December 31, 1997 and continuing on the last day of each month thereafter, until such sub-line is reduced to $5,500,000.

     3. INVENTORY BORROWING BASE PERCENTAGE. With respect to Item 2 of the Schedule to the Loan Agreement, the Inventory Borrowing Base Percentage is hereby reduced from 65% to 63%.

     4. REPRESENTATIONS AND WARRANTIES. Debtor reaffirms that the representations and warranties made to Secured Party in the Loan Agreement and other Transaction Documents are true and correct in all material respects as of the date of this Amendment as though made as of such date and after giving effect to this Amendment. In addition, Debtor makes the following representations and warranties to Secured Party, which shall survive the execution of this Amendment:

                (a) The execution, delivery and performance of this Amendment are within Debtor's powers, have been duly authorized by all necessary actions, have received all necessary governmental approvals, if any, and do not contravene any law or any contractual restrictions binding on Debtor.

                (b) This Amendment is the legal, valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting the rights of creditors generally.

                (c) No event has occurred and is continuing, or would result from the execution, delivery and/or performance of this Amendment, which constitutes an unwaived Event of Default under the Loan Agreement or any other of the Transaction Documents, or would constitute such an Event of Default but for the requirement that notice be given or time elapse or both.

     5.  CONTINUING EFFECT OF LOAN DOCUMENTS.   To the extent of any
inconsistencies between the terms of this Amendment and the Loan Agreement, this Amendment shall govern. In all other respects, the Loan Agreement and other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed.

       6. REFERENCES. Upon the effectiveness of this Amendment, each reference in any Transaction Document to "the Agreement", "hereunder, "herein, "hereof, or of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby.

       7. This Amendment, upon becoming effective, shall be deemed to be a contract made under, governed by, and subject to, and shall be construed in accordance with, the internal law of the State of California.

       8. CONDITIONS PRECEDENT. This Amendment shall become effective if, and only if, Secured Party shall have received a counterpart of this Amendment duly executed by Debtor and acknowledged by the guarantor indicated hereinbelow, together with such other documents, instruments or agreements as Secured Party or its legal counsel may reasonably request.

      IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed this Amendment as of the date first set forth above, to become effective in the manner set forth above.


                              PICO MACOM, INC.


                              By    /s/Charles G. Emley, Jr.
                                 ------------------------------
                              Name     Charles G. Emley, Jr.
                                 ------------------------------
                              Title    Chairman or CEO
                                 ------------------------------




                              HSBC BUSINESS LOANS, INC.


                              By
                                 ------------------------------
                              Name     Jaimee Tahsiri
                                 ------------------------------
                              Title    Vice President
                                 ------------------------------

                                CONSENT OF GUARANTOR

     The undersigned, as guarantor of the Indebtedness of Pico Macom, Inc. to HSBC Business Loans, Inc. pursuant to that certain Unlimited Continuing Guaranty dated as of May 25, 1994 (the "Guaranty"), hereby acknowledges receipt of a copy of the foregoing Amendment No. 6 and acknowledges, consents and agrees that (i) the Guaranty remains in full force and effect, and
(ii) the execution and delivery of the foregoing Amendment No. 6 and any and all documents executed in connection therewith shall not alter, amend, reduce or modify its obligations and liabilities under the Guaranty.

Dated:  December 12, 1997


                              PICO PRODUCTS, INC.


                              By    /s/Charles G. Emley, Jr.
                                 ------------------------------
                              Name     Charles G. Emley, Jr.
                                 ------------------------------
                              Title    Chairman and CEO
                                 ------------------------------

                                  AMENDMENT NO. 7
                           TO LOAN AND SECURITY AGREEMENT

      This Amendment dated as of June 1, 1998, is entered into by and between Pico Macom, Inc., a Delaware corporation ("Debtor"), and HSBC Business Loans, Inc., a Delaware corporation, as successor to Marine Midland Business Loans, Inc. ("Secured Party"), with reference to the following facts:

                                      RECITALS

     A. Secured Party is extending various secured financial accommodations to Debtor upon the terms of that certain Loan and Security Agreement dated as of May 25, 1994, as amended (the "Loan Agreement").

     B. Debtor and Secured Party desire to amend the Loan Agreement upon the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the foregoing and for the other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by each party hereto, Debtor and Secured Party hereby agree as follows:

     1. DEFINED TERMS. Unless otherwise specified herein, any capitalized terms defined in the Loan Agreement shall have the same respective meanings as used herein.

     2. SALE OF TRAP FILTER DIVISION. Debtor intends to sell some or all of the assets in its trap filter division for a sales price of not less than $4,000,000 cash. Secured Party authorizes and consents to such sale, provided that it receives all of the net proceeds thereof for application to the Indebtedness under the Loan Agreement.

     2. INVENTORY SUB-LINE. With respect to Item 1(B) (ii) of the Schedule to the Loan Agreement, and subject to the permanent reduction set forth in paragraph 4 below, the sub-line for Advances against Eligible Inventory shall remain at $5,500,000 reduced to $5,000,000 on August 1, 1998, and shall thereafter be reduced by $100,000 per month, commencing on August 30, 1998 and continuing on the last day of each subsequent month, until such sub-line is reduced to $5,500,000.

          4. REDUCTIONS OF MAXIMUM BORROWING CAPACITY INVENTORY SUB-LINE AND INVENTORY BORROWING BASE PERCENTAGE UPON SALE. Upon the sale of Debtor's trap and filter division, the maximum Borrowing Capacity as set forth in Item 1(A) of the Schedule to the Loan Agreement shall be permanently reduced to $7,000,000, the sub-line for Advances against Eligible Inventory as set forth in Item 1(B) (ii) thereof shall be permanently reduced to $4,500,000, and the Inventory Borrowing Base Percentage as set forth in Item 2 thereof shall be permanently reduced to fifty percent (50%).

          5. REPRESENTATIONS AND WARRANTIES. Debtor reaffirms that the representations and warranties made to Secured Party in the Loan Agreement and other Transaction Documents are true and correct in all material respects as of the date of this Amendment as though made as of such date and after giving effect to this Amendment. In addition, Debtor makes the following representations and warranties to Secured Party, which shall survive the execution of this Amendment:

                (a) The execution, delivery and performance of this Amendment are within Debtor's powers, have been duly authorized by all necessary actions, have received all necessary governmental approvals, if any, and do not contravene any law or any contractual restrictions binding on Debtor.

                (b) This Amendment is the legal, valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting the rights of creditors generally.

                (c) No event has occurred and is continuing, or would result from the execution, delivery and/or performance of this Amendment, which constitutes an unwaived Event of Default under the Loan Agreement or any other of the Transaction Documents, or would constitute such an Event of Default but for the requirement that notice be given or time elapse or both.

     6.  CONTINUING EFFECT OF LOAN DOCUMENTS.   To the extent of any
inconsistencies between the terms of this Amendment and the Loan Agreement, this Amendment shall govern. In all other respects, the Loan Agreement and other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed.

       7. REFERENCES. Upon the effectiveness of this Amendment, each reference in any Transaction Document to "the Agreement", "hereunder, "herein, "hereof, or of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby.

       8. GOVERNING LAWS. This Amendment, upon becoming effective, shall be deemed to be a contract made under, governed by, and subject to, and shall be construed in accordance with, the internal law of the State of California.

       8. CONDITIONS PRECEDENT. This Amendment shall become effective if, and only if, Secured Party shall have received a counterpart of this Amendment duly executed by Debtor and acknowledged by the guarantor indicated hereinbelow, together with such other documents, instruments or agreements as Secured Party or its legal counsel may reasonably request.

      IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed this Amendment as of the date first set forth above, to become effective in the manner set forth above.


                              PICO MACOM, INC.


                              By    /s/Mike Gavigan
                                 ------------------------------
                              Name     Mike Gavigan
                                 ------------------------------
                              Title    Controller
                                 ------------------------------




                              HSBC BUSINESS LOANS, INC.


                              By        /s/ Jaimee Tahsiri
                                 ------------------------------
                              Name     Jaimee Tahsiri
                                 ------------------------------
                              Title    Vice President
                                 ------------------------------

                                CONSENT OF GUARANTOR

     The undersigned, as guarantor of the Indebtedness of Pico Macom, Inc. to HSBC Business Loans, Inc. pursuant to that certain Unlimited Continuing Guaranty dated as of May 25, 1994 (the "Guaranty"), hereby acknowledges receipt of a copy of the foregoing Amendment No. 6 and acknowledges, consents and agrees that (i) the Guaranty remains in full force and effect, and (ii) the execution and delivery of the foregoing Amendment No. 6 and any and all documents executed in connection therewith shall not alter, amend, reduce or modify its obligations and liabilities under the Guaranty.

Dated:  As of June 1, 1998


                              PICO PRODUCTS, INC.


                              By    /s/Michael Gavigan
                                 ------------------------------
                              Name     Michael Gavigan
                                 ------------------------------
                              Title    Controller
                                 ------------------------------

EXHIBIT 10(s)                  AMENDMENT NO. 8
                      TO LOAN AND SECURITY AGREEMENT


     This Amendment dated as of October 7, 1998, is entered into by and between Pico Macom, Inc., a Delaware corporation ("Debtor"), and HSBC
Business Loans, Inc., a Delaware corporation, as successor to Marine Midland Business Loans, Inc. ("Secured Party"), with reference to the following facts:

                                   RECITALS

     A. Secured Party is extending various secured financial accommodations to Debtor upon the terms of that certain Loan and Security Agreement dated as of May 25, 1994, as amended (the "Loan Agreement").

     B. Debtor and Secured Party desire to amend the Loan Agreement upon the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the foregoing and for the other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by each party hereto, Debtor and Secured Party hereby agree as follows:

     1. DEFINED TERMS. Unless otherwise specified herein, any capitalized terms defined in the Loan Agreement shall have the same respective meanings as used herein.

     2. MAXIMUM BORROWING CAPACITY. With respect to the definition of "Borrowing Capacity" in Section 1.1 of the Loan Agreement and Item 1(A) of the Schedule thereto, the Maximum Borrowing Capacity shall be increased from $7,000,000 to $8,000,000.

     3. REPRESENTATIONS AND WARRANTIES. Debtor reaffirms that the representations and warranties made to Secured Party in the Loan Agreement and other Transaction Documents are true and correct in all material respects as of the date of this Amendment as though made as of such date and after giving effect to this Amendment. In addition, Debtor makes the following representations and warranties to Secured Party, which shall survive the execution of this Amendment:

          (a) The execution, delivery and performance of this Amendment are within Debtor's powers, have been duly authorized by all necessary actions, have received all necessary governmental approvals, if any, and do not contravene any law or any contractual restrictions binding on Debtor.

          (b) This Amendment is the legal, valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting the rights of creditors generally.

          (c) No event has occurred and is continuing, or would result from the execution, delivery and/or performance of this Amendment, which constitutes an Event of Default under the Loan Agreement or any other of the Transaction Documents, or would constitute such an Event of Default but for the requirement that notice be given or time elapse or both.

     4. CONTINUING EFFECT OF LOAN DOCUMENTS. To the extent of any inconsistencies between the terms of this Amendment and the Loan Agreement, this Amendment shall govern. In all other respects, the Loan Agreement and other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed.

     5. REFERENCES. Upon the effectiveness of this Amendment, each reference in any Transaction Document to "the Agreement", "hereunder," "herein," "hereof," or of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby.

     6. GOVERNING LAWS. This Amendment, upon becoming effective, shall be deemed to be a contract made under, governed by, and subject to, and shall be construed in accordance with, the internal laws of the State of California.

     7. CONDITIONS PRECEDENT. This Amendment shall become effective when, and only when, Secured Party shall have received a counterpart of this Amendment duly executed by Debtor and acknowledged by the guarantor indicated hereinbelow, together with such other documents, instruments or agreements as Secured Party or its legal counsel may reasonably request.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed this Amendment as of the date first set forth above, to become effective in the manner set forth above.


                              PICO MACOM, INC.


                              By  S\MIKE GAVIGAN
                                 ------------------------------
                              Name MIKE GAVIGAN
                                 ------------------------------
                              Title CONTROLLER
                                 ------------------------------




                              HSBC BUSINESS LOANS, INC.


                              By S\JAIMEE TAHSIRI
                                 ------------------------------
                              Name JAIMEE TAHSIRI
                                 ------------------------------
                              Title VICE PRESIDENT
                                 ------------------------------

                             CONSENT OF GUARANTOR

     The undersigned, as guarantor of the Indebtedness of Pico Macom, Inc. to HSBC Business Loans, Inc. pursuant to that certain Unlimited Continuing Guaranty dated as of May 25, 1994 (the "Guaranty"), hereby acknowledges receipt of a copy of the foregoing Amendment No. 8 and acknowledges, consents and agrees that (i) the Guaranty remains in full force and effect, and (ii) the execution and delivery of the foregoing Amendment No. 8 and any and all documents executed in connection therewith shall not alter, amend, reduce or modify its obligations and liabilities under the Guaranty.

Dated:  As of October 7, 1998


                              PICO PRODUCTS, INC.


                              By:  S\MIKE GAVIGAN
                                 ------------------------------
                              Name:  MIKE GAVIGAN
                                 ------------------------------
                              Title:  CONTROLLER
                                 ------------------------------

                                AMENDMENT NO. 9
                         TO LOAN AND SECURITY AGREEMENT


     This Amendment dated as of November 13, 1998, is entered into by and between Pico Macom, Inc., a Delaware corporation ("Debtor"), and HSBC
Business Loans, Inc., a Delaware corporation, as successor to Marine Midland Business Loans, Inc. ("Secured Party"), with reference to the following facts:

                                   RECITALS

     A. Secured Party is extending various secured financial accommodations to Debtor upon the terms of that certain Loan and Security Agreement dated as of May 25, 1994, as amended (the "Loan Agreement").

     B. Debtor and Secured Party desire to amend the Loan Agreement upon the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the foregoing and for the other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by each party hereto, Debtor and Secured Party hereby agree as follows:

     1. DEFINED TERMS. Unless otherwise specified herein, any capitalized terms defined in the Loan Agreement shall have the same respective meanings as used herein.

     2. FINANCIAL COVENANTS. With respect to Section 10.15 of the Loan Agreement and Item 26 of the Schedule thereto, Debtor shall maintain the following levels of financial performance:

        (a) Net Working Capital of not less than $1,000,000 as of the last day of each fiscal quarter ending on or after October 31, 1998;

        (b) Working Capital Ratio of not less than 1.00:1 as of the last day of each fiscal quarter ending on or after October 31, 1998;

        (c) Tangible Net Worth of not less than $1,800,000 as of the last day of each fiscal quarter ending on or after October 31, 1998;

        (d) Debt to Tangible Net Worth of not more than 7.25:1 as of the last day of each fiscal quarter ending on or after October 31, 1998; and

        (e) Net Income Before Taxes of not less than $900,000 during each fiscal year ending on or after July 31, 1999.

     3. TERM. With respect to Section 13.13(a) of the Loan Agreement, the term thereof shall be through December 31, 1998, and shall be automatically renewed for successive monthly terms ending on the last Business Day of each month thereafter; provided, however, that either party may terminate the Loan Agreement as of the end of the then current term by giving the other party written notice to terminate prior to the last day of such term.

     4. ADDITIONAL AFFIRMATIVE COVENANTS. So long as any of the Indebtedness under the Loan Agreement remains unpaid or the Loan Agreement remains in effect, Debtor shall comply with the following additional affirmative covenants:

        (a) Debtor will be "Millennium Compliant." As set forth herein, Millennium Compliant means that software, hardware, embedded microchips and other processing capabilities utilized by and material to, the business operations ("Systems") of Debtor function accurately and consistently accept date input, provide date output and perform calculations on dates before, during and after January 1, 2000 without interruption and without any change in operations associated with the advent of the year 2000.

        (b) Upon request by Secured Party, Debtor will provide Secured Party its plan to become Millennium Compliant and status reports on the implementation of the same, or such other information which is sufficient to demonstrate that Debtor will be Millennium Compliant.

     5. ADDITIONAL EVENTS OF DEFAULT. The occurrence of any one or more of the following additional events shall constitute an Event of Default under the Loan Agreement:

        (a) Failure of Debtor to be Millennium Compliant. Pending full implementations of Debtor's plan to become Millennium Compliant, Debtor will not be considered in default under this sub-paragraph until such time as any of its Systems begins to malfunction as a result of the coming or arrival of the year 2000.

        (b) If Secured Party determines, in its sole discretion, that Debtor's plan to become Millennium Compliant and/or the implementation thereof are insufficient to ensure that the Debtor will be Millennium Compliant.

     6. ACCOMMODATION FEE. In consideration of the accommodations provided herein, Debtor shall pay Secured Party an accommodation fee in the amount of $5,000 concurrently with its execution and delivery of this Amendment.

     7. REPRESENTATIONS AND WARRANTIES. Debtor reaffirms that the representations and warranties made to Secured Party in the Loan Agreement and other Transaction Documents are true and correct in all material respects as of the date of this Amendment as though made as of such date and after giving effect to this Amendment. In addition, Debtor makes the following representations and warranties to Secured Party, which shall survive the execution of this Amendment:

         (a) The execution, delivery and performance of this Amendment are within Debtor's powers, have been duly authorized by all necessary actions, have received all necessary governmental approvals, if any, and do not contravene any law or any contractual restrictions binding on Debtor.

         (b) This Amendment is the legal, valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting the rights of creditors generally.

         (c) No event has occurred and is continuing, or would result from the execution, delivery and/or performance of this Amendment, which constitutes an unwaived Event of Default under the Loan Agreement or any other of the Transaction Documents, or would constitute such an unwaived Event of Default but for the requirement that notice be given or time elapse or both.

     8. CONTINUING EFFECT OF LOAN DOCUMENTS. To the extent of any inconsistencies between the terms of this Amendment and the Loan Agreement, this Amendment shall govern. In all other respects, the Loan Agreement and other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed.

     9. REFERENCES. Upon the effectiveness of this Amendment, each reference in any Transaction Document to "the Agreement", "hereunder," "herein," "hereof," or of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby.

     10. GOVERNING LAWS. This Amendment, upon becoming effective, shall be deemed to be a contract made under, governed by, and subject to, and shall be construed in accordance with, the internal laws of the State of California.

     11. CONDITIONS PRECEDENT. This Amendment shall become effective when, and only when, Secured Party shall have received a counterpart of this Amendment duly executed by Debtor and acknowledged by the guarantor indicated hereinbelow, together with such other documents, instruments or agreements as Secured Party or its legal counsel may reasonably request.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed this Amendment as of the date first set forth above, to become effective in the manner set forth above.

                                       PICO MACOM, INC.


                                       By /s/ Mike Gavigan
                                          ---------------------------
                                       Name Mike Gavigan
                                            -------------------------
                                       Title Controller
                                             ------------------------

                                       HSBC BUSINESS LOANS, INC.

                                       By /s/ William Field
                                          ---------------------------
                                       Name William Field
                                            -------------------------
                                       Title VP
                                             ------------------------

                              CONSENT OF GUARANTOR

     The undersigned, as guarantor of the Indebtedness of Pico Macom, Inc. to HSBC Business Loans, Inc. pursuant to that certain Unlimited Continuing Guaranty dated as of May 25, 1994 (the "Guaranty"), hereby acknowledges receipt of a copy of the foregoing Amendment No. 9 and acknowledges, consents and agrees that (i) the Guaranty remains in full force and effect, and (ii) the execution and delivery of the foregoing Amendment No. 9 and any and all documents executed in connection therewith shall not alter, amend, reduce or modify its obligations and liabilities under the Guaranty.

Dated:  As of November 13, 1998

                               PICO PRODUCTS, INC.


                               By: /s/ Mike Gavigan
                                   -------------------------------
                               Name:    Mike Gavigan
                                     -----------------------------
                               Title:    Controller
                                     -----------------------------